UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2004

NTS-PROPERTIES V,
A MARYLAND LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Maryland	0-13400	61-1051452
(State or jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Incorporation)

10172 Linn Station Road,
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

(502) 426-4800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure.

        On February 17, 2004, NTS-Properties Associates V, the general partner of NTS-Properties V, a Maryland limited partnership, sent a notice to limited partners regarding a mini-tender offer by CMG Partners, LLC. A copy of the notice is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS-PROPERTIES V, A MARYLAND LIMITED PARTNERSHIP

By:	NTS-Properties Associates V,
General Partner,
By: NTS Capital Corporation,
General Partner

/s/ Gregory A. Wells

Gregory A. Wells
Senior Vice President and
Chief Financial Officer of
NTS Capital Corporation

Date: February 17, 2004